UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2023

EG ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40444	86-1740840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 24th Floor

New York, NY 10152

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-888-1040

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	EGGFU	The New York Stock Exchange
Class A shares	EGGF	The New York Stock Exchange
Warrants	EGGFW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 18, 2023, EG Acquisition Corp. (“EG” or the “Company”) held a special meeting of shareholders (the “Special Meeting”) as a virtual meeting, conducted via live audio webcast, in connection with the proposed business combination (the “Business Combination”) by and among the Company, LGM Enterprises, LLC, a North Carolina limited liability company, the existing equityholders of LGM, EG Sponsor LLC, a Delaware limited liability company (“flyExclusive”), and Thomas James Segrave, Jr. in his capacity as Existing Equityholder Representative, as described in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 13, 2023 and mailed to shareholders, as supplemented (the “Definitive Proxy Statement”). Each proposal (individually a “Proposal” and, collectively, the “Proposals”) voted upon at the Special Meeting and the final voting results are indicated below. Each Proposal voted on at the Special Meeting is described in detail in the Definitive Proxy Statement.

As of the close of business on November 13, 2023, the record date for the Special Meeting, there were approximately 9,855,829 shares of Class A common stock, par value $0.0001 per share (the “EG Class A Common Stock”), and 1,000 shares of Class B common stock, par value $0.0001 per share (the “EG Class B Common Stock,” and together with the EG Class A Common Stock, the “EG Common Stock”), outstanding. A total of 9,067,417 EG Common Stock, representing approximately 91.99% of the outstanding EG Common Stock entitled to vote, was present in person or by proxy at the Special Meeting, constituting a quorum.

Capitalized terms used herein that are not otherwise defined have the meaning set forth in the Definitive Proxy Statement.

Approval of Proposal 1 - The Transaction Proposal - to approve and adopt the Equity Purchase Agreement, by and among the Company, LGM Enterprises, LLC, a North Carolina limited liability company, the existing equityholders of LGM, EG Sponsor LLC, a Delaware limited liability company, and Thomas James Segrave, Jr. in his capacity as Existing Equityholder Representative.

Votes For	Votes Against	Abstentions
8,826,651	240,266	500

The Transaction Proposal was approved.

Approval of Proposal 2 - The NYSE Proposal - to approve, assuming the Transaction Proposal is approved and adopted, for purposes of complying with applicable NYSE listing rules, the issuance by PubCo, as successor to the Company, of PubCo Common Stock in the Business Combination in an amount equal to 20% or more of the amount of the Company’s issued and outstanding common stock immediately prior to the issuance.

Votes For	Votes Against	Abstentions
8,826,650	240,267	500

The NYSE Proposal was approved.

Approval of Proposal 3 – The Charter Proposal - to approve and adopt, assuming the Transaction Proposal and the NYSE Proposal are approved and adopted, the A&R PubCo Charter, which, if approved, would take effect upon the Closing.

Votes For	Votes Against	Abstentions
8,826,651	240,266	500

The Charter Proposal was approved.

The Governance Proposals – to approve, assuming the Transaction Proposal and the NYSE Proposal are approved and adopted, on a non-binding advisory basis, in accordance with SEC guidance to give stockholders the opportunity to present their separate view on important corporate governance provisions:

Approval of Proposal 3(a) –to increase the total number of authorized shares and classes of stock of PubCo to 325,000,000 shares consisting of (i) 25,000,000 shares of preferred stock, par value $0.0001 per share, (ii) 200,000,000 shares of PubCo Class A Common Stock, par value $0.0001 per share, and (iii) 100,000,000 shares of PubCo Class B Common Stock, par value $0.0001 per share.

Votes For	Votes Against	Abstentions
8,745,632	321,285	500

Proposal 3(a) was approved.

Approval of Proposal 3(b) – to provide for certain additional changes, including among other things, (i) changing the post-Business Combination corporate name from “EG Acquisition Corp.” to “flyExclusive, Inc.,” (ii) making PubCo’s corporate existence perpetual, and (iii) removing certain provisions related to EG’s status as a blank check company that will no longer apply upon the consummation of the Business Combination.

Votes For	Votes Against	Abstentions
8,826,651	240,266	500

Proposal 3(b) was approved.

Approval of Proposal 3(c) - to provide that the number of authorized shares of any class or classes of stock may be increased or decreased by the affirmative vote of the holders of a majority of the total voting power of the outstanding shares of capital stock entitled to vote thereon, voting together as a single class.

Votes For	Votes Against	Abstentions
8,826,650	240,267	500

Proposal 3(c) was approved.

Approval of Proposal 3(d) - to provide that the number of directors of PubCo will be fixed from time to time by the vote of the majority of the PubCo Board, which number shall initially be seven.

Votes For	Votes Against	Abstentions
8,826,651	240,266	500

Proposal 3(d) was approved.

Approval of Proposal 3(e) - to provide that the PubCo Bylaws may only be amended by the affirmative vote of the holders of at least the majority of the voting power of all the then-outstanding shares of voting stock of PubCo with the power to vote generally in an election of PubCo directors, voting together as a single class.

Votes For	Votes Against	Abstentions
8,745,632	321,285	500

Proposal 3(e) was approved.

Approval of Proposal 3(f) - that each share of PubCo Class A Common Stock and each share of PubCo Class B Common Stock will entitle the holder thereof to one vote on all matters on which stockholders are generally entitled to vote.

Votes For	Votes Against	Abstentions
8,826,651	240,266	500

Proposal 3(f) was approved.

Approval of Proposal 4 - The Director Election Proposal - for holders of EG Class B Common Stock to elect, assuming the Transaction Proposal, the NYSE Proposal and the Charter Proposal are approved and adopted, seven directors of the PubCo Board to serve until the 2024 annual meeting of stockholders or until such directors’ successors have been duly elected and qualified, or until such directors’ earlier death, resignation, retirement or removal.

Votes For	Votes Against	Abstentions
1,000	0	0

The Director Election Proposal was approved.

Approval of Proposal 5 - PubCo Equity Incentive Plan Proposal - to approve and adopt, assuming the Transaction Proposal, the NYSE Proposal, and the Charter Proposal are approved and adopted, the PubCo 2023 Incentive Award Plan.

Votes For	Votes Against	Abstentions
8,826,071	240,846	500

The PubCo Equity Incentive Plan Proposal was approved.

Approval of Proposal 6 - The PubCo ESPP Proposal - to approve and adopt, assuming the Transaction Proposal, the NYSE Proposal, the Charter Proposal and the PubCo Equity Incentive Plan Proposal are approved and adopted, the PubCo 2023 Employee Stock Purchase Plan.

Votes For	Votes Against	Abstentions
8,826,070	240,847	500

The PubCo ESPP Proposal was approved.

A proposal to adjourn the Special Meeting to a later date was not presented because there were sufficient votes to approve each of the above proposals.

Item 8.01.	Other Events

On December 7, 2023, the Company filed a definitive proxy statement (the “Annual Meeting Proxy Statement”), as supplemented on December 15, 2023, for the solicitation of proxies in connection with the annual meeting of the

Company’s stockholders (the “Annual Meeting”) to consider and vote on, among other proposals, (i) the amendment to the Company’s Amended & Restated Certificate of Incorporation to provide for the extension (the “Extension Amendment Proposal”) of the time period the Company has to complete an initial business combination, (ii) conditioned upon the approval of the Extension Amendment Proposal, the amendment of the Investment Trust Management Agreement, dated May 25, 2021, as amended, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to provide for the extension of the date on which the trustee must liquidate the Trust Account (the “Trust Amendment Proposal”), and (iii) the election of seven directors of the board of directors of the Company to serve until the earlier of the Business Combination (if consummated) or the 2024 annual meeting of stockholders or until such directors’ successors have been duly elected and qualified, or until such directors’ earlier death, resignation, retirement or removal (the “Director Election Proposal”).

Press Release

On December 19, 2023, the Company issued a press release announcing, among other things, (i) the delay of its proposed transfer of the listing of its Class A common stock and public warrants from the New York Stock Exchange (the “NYSE”) to the NYSE American LLC (the “NYSE American”) in connection with the Business Combination, subject to ongoing review by the NYSE American of its listing application, (ii) the postponement of the Annual Meeting from the previously scheduled date of Friday, December 22, 2023, at 12:00 p.m., Eastern Time, to Wednesday, December 27, 2023, at 1:00 p.m. Eastern Time, in order to allow additional time for the Company to engage with its stockholders (the “Postponement”), and (iii) the resulting extension of the deadline from December 20, 2023 (two business days before the Annual Meeting, as originally scheduled) to December 22, 2023 (two business days before the postponed Annual Meeting) for delivery of redemption and redemption withdrawal requests from the Company’s stockholders (the “Redemption Deadline Extension”).

The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Supplement to the Annual Proxy Statement

The Company has determined to supplement the Annual Statement as set forth below (the “Proxy Supplement”) to provide information about the Postponement and the Redemption Deadline Extension.

There is no change to the location, the record date, or any of the other proposals to be acted upon at the Annual Meeting.

AMENDMENT AND SUPPLEMENT TO THE ANNUAL PROXY STATEMENT

The following disclosures in this Current Report on Form 8-K supplement, and should be read in conjunction with, the disclosures contained in the Company’s definitive proxy statement (the “Annual Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on December 7, 2023, as supplemented on December 15, 2023, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Annual Proxy Statement, the information set forth herein shall supersede or supplement the information in the Annual Proxy Statement. All other information in the Annual Proxy Statement remains unchanged.

As provided in the Annual Proxy Statement, the Company is seeking stockholder approval of, among other things, the Extension Amendment Proposal, the Trust Amendment Proposal, and the Director Election Proposal. The purpose of the supplemental disclosures is to provide information about (i) the postponement of the Annual Meeting related to the Annual Proxy Statement, and (ii) the resulting extension of the deadline for delivery of redemption and redemption withdrawal requests from the Company’s stockholders to the Company’s transfer agent.

Terms used herein, unless otherwise defined, have the meanings set forth in the Annual Proxy Statement.

Annual Meeting Date

On December 19, 2023, the Company announced that it has determined to postpone (the “Postponement”) the date of the Annual Meeting from December 22, 2023 to December 27, 2023. As a result of this change, the Annual

Meeting will now be held at 1:00 p.m. Eastern Time on December 27, 2023 virtually at https://www.cstproxy.com/egacquisition/ext2023 or by dialing (within the U.S. and Canada) 1 800-450-7155 (or +1 857-999-9155 if attendees are located outside the U.S. and Canada), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Extension of Redemption Deadline

As a result of the Postponement, the previously disclosed deadline of December 20, 2023 (two business days before the Annual Meeting) for delivery of redemption requests from the Company’s stockholders to the Company’s transfer agent has been extended to December 22, 2023 (two business days before the postponed Annual Meeting). Stockholders who wish to withdraw their previously submitted redemption request may ask to do so prior to the postponed Meeting by requesting that the Company’s transfer agent return such shares by 5:00 p.m. Eastern Time on December 22, 2023. Stockholders who do not wish to withdraw their previously submitted redemption requests need not take any further action.

Additional Information

The Company filed the Annual Proxy Statement with the SEC on December 7, 2023, as supplemented on December 15, 2023. This communication does not contain all the information that should be considered concerning the Annual Meeting. The Company’s stockholders and other interested persons are advised to read the Annual Proxy Statement and any amendments or supplements thereto, in connection with the Company’s solicitation of proxies for the Annual Meeting to be held to approve the Extension Amendment Proposal, the Trust Amendment Proposal, and the Director Election Proposal, as these materials will contain important information. The Annual Proxy Statement was mailed to the stockholders of the Company as of a record date to be established for voting at the Annual Meeting. Such stockholders may also be able to obtain copies of the Annual Proxy Statement, without charge, at the SEC’s website at http://www.sec.gov.

Participants in the Solicitation

The Company, EG Sponsor LLC and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Annual Meeting. Investors and security holders may obtain more detailed information regarding the names and interests in the Annual Meeting of the Company’s directors and officers in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on April 13, 2023, and the Annual Proxy Statement. Stockholders can obtain copies of the Company’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between flyExclusive and EG. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of EG’s securities, (ii) the risk that the transaction may not be completed by EG’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by EG, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval by the shareholders of EG, the approval of the shares for listing on the NYSE

American and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third-party valuation in determining whether or not to pursue the transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Equity Purchase Agreement, by and among EG, LGM and the other parties thereto (the “Equity Purchase Agreement”), (vi) the effect of the announcement or pendency of the transaction on flyExclusive’s business relationships, operating results and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of flyExclusive and potential difficulties in flyExclusive employee retention as a result of the transaction, (viii) the outcome of any legal proceedings that may be instituted against flyExclusive or against EG related to the Equity Purchase Agreement or the transaction, (ix) the ability to maintain the listing of EG’s securities on a national securities exchange, (x) the price of EG’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which EG plans to operate or flyExclusive operates, variations in operating performance across competitors, changes in laws and regulations affecting EG’s or flyExclusive’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xii) the risk of downturns and a changing regulatory landscape in the highly competitive aviation industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of EG’s registration on Form S-1, the Annual Proxy Statement that was filed as discussed above and other documents filed by EG from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and flyExclusive and EG assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. flyExclusive nor EG gives any assurance that either flyExclusive or EG or the combined company will achieve its expectations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated December 19, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2023	EG ACQUISITION CORP.

	By:	/s/ Gregg S. Hymowitz
	Name:	Gregg S. Hymowitz
	Title:	Chief Executive Officer